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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                -------------

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): June 9, 1997
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                             RMI TITANIUM COMPANY
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            (Exact name of registrant as specified in its charter)


            Ohio                          1-10319                31-0875005
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(State or other jurisdiction           (Commission)            (IRS Employer
       of incorporation)               File Number)         Identification No.)


1000 Warren Avenue, Niles, Ohio                                        44446
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code: (330) 544-7700
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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.
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         On June 9, 1997, the Board of Directors of RMI Titanium Company (the
"Company") declared a dividend distribution of one right (a "Right") for each share of Common Stock, par value $.01 per share (the "Common Shares"), of the Company outstanding at the close of business on June 19, 1997 (the "Record Date"), pursuant to the terms of a Rights Agreement, dated as of June 9, 1997 (the "Rights Agreement"), between the Company and ChaseMellon Shareholder Services, LLC, as Rights Agent. The Rights Agreement also provides, subject to specified exceptions and limitations, that Common Shares issued or delivered from the Company's treasury after the Record Date will be entitled to and accompanied by Rights. The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, a copy of which (including all exhibits thereto) is filed as Exhibit 10.1 hereto and incorporated herein by this reference. A summary description of the Rights is set forth in Exhibit C to the Rights Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         (a)      Financial Statements of Business Acquired:  None
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         (b)      Pro Forma Financial Information:  None
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         (c)      Exhibits:
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                  Exhibit
                  Number   Exhibit
                  -------  -------

                  10.1 Rights Agreement (including a Certificate of Adoption of Amendment to Amended Articles of Incorporation as Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto and a Summary of Rights to Purchase Preferred Stock as Exhibit C thereto)

                  99.1              Form of letter to stockholders, dated June
                                    19, 1997

                  99.2              Press release, dated June 10, 1997




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          RMI TITANIUM COMPANY

                                          By: /s/ Timothy G. Rupert
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                                              Timothy G. Rupert
                                              Executive Vice President
                                              and Chief Financial Officer

Dated: June 10, 1997



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                              INDEX TO EXHIBITS
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        EXHIBIT
        NUMBER            EXHIBIT
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         10.1             Rights Agreement (including a Certificate of
                          Amendment to Amended Articles of Incorporation as
                          Exhibit A thereto, a Form of Right Certificate as
                          Exhibit B thereto and a Summary of Rights to Purchase Preferred Stock as Exhibit C thereto)

         99.1             Form of letter to stockholders, dated June 19,
                          1997

         99.2             Press release, dated June 10, 1997










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